MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated June 4, 2019 to the

Statement of Additional Information (“SAI”) dated March 1, 2019 for the following Series and Classes of the Fund:

Core Bond Series – Class I, S, W, and Z

Credit Series – Class W

Diversified Tax Exempt Series – Class A and W

Equity Income Series – Class I, S, W, and Z

High Yield Bond Series – Class I, S, W, and Z

Income Series – Class I, S and Z

International Series – Class I, S, W, and Z

New York Tax Exempt Series – Class A and W

Real Estate Series – Class I, S, W, and Z

Unconstrained Bond Series – Class I, S, W, and Z

This supplement provides new and additional information beyond that contained in the SAI. It should be read in conjunction with the SAI.

1.	The following is hereby added as a non-fundamental policy for the High Yield Bond Series:

The Series will not purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

2.

On May 23, 2019, the Board of Directors of the Fund accepted the resignation of Jodi Hedberg from her position as Chief Compliance Officer of the Fund and appointed Samantha Larew as Chief Compliance Officer of the Fund. Accordingly, the SAI is hereby supplemented and revised as follows:

(a) The information relating to Ms. Hedberg in the first table in the “Management” section is hereby deleted and replaced by the following:

Name:	Samantha M. Larew

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	38

Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018

Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) – Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

(b) The “Compensation Table for Fiscal Year Ended December 31, 2018” in the “Management” Section is hereby deleted and replaced by the following:

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Samantha Larew**	CCO	$0	N/A	N/A	$0
Harris H. Rusitzky	Director	$126,000	N/A	N/A	$126,000
Peter L. Faber	Director	$120,000	N/A	N/A	$120,000
Stephen B. Ashley	Director	$126,000	N/A	N/A	$126,000
Paul A. Brooke	Lead Independent Director, Governance and Nominating Committee Chair	$158,167	N/A	N/A	$158,167
Chester N. Watson	Director, Audit Committee Chair	$131,000	N/A	N/A	$131,000

*	As of December 31, 2018, the Fund Complex consisted of 34 Series.
**	Ms. Larew was appointed CCO of the Fund on May 23, 2019.

3.	The following is hereby added under the “Payment for shares redeemed” heading in the “Purchases and Redemptions” section:

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold. An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued.

The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act committing itself to pay in cash all requests for redemption by any shareholder of record of a Series, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Series at the beginning of such period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231_06.04.19